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                        ADDENDUM TO AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT



     This Addendum, dated as of October 31, 1996 ("Addendum"), to that certain Amended and Restated Registration Rights Agreement, dated as of June 1, 1996 (the "Registration Rights Agreement"), is entered into by and between UUNET Technologies, Inc. ("UUNET") and EarthLink Network, Inc. (the "Company").

     WHEREAS, the Company has granted registration rights to a substantial number of its stockholders pursuant to the Registration Rights Agreement;

     WHEREAS, pursuant to a Note Purchase Agreement of even date herewith, UUNET is purchasing from the Company a one-year, promissory note ("Note") in the original principal amount of $5,000,000;

     WHEREAS, such Note is convertible into a specified number of shares of Common Stock of the Company, $.01 par value ("Conversion Shares"), as is more fully described therein; and

     WHEREAS, the Company desires to extend the benefits of the Registration Rights Agreement to any Conversion Shares held in the future by UUNET.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. UUNET is hereby added as a party to the Registration Rights Agreement and any Conversion Shares held by UUNET pursuant to the conversion of the Note shall be included as shares of "Restricted Stock" subject to the Registration Rights Agreement, as such term is defined in Section 1 thereof and subject to the limitations set forth therein.

     2. Subject to the approval of the Board of Directors of the Company, this Addendum shall be deemed an amendment to the Registration Rights Agreement for the limited purposes set forth herein. In all other respects, the Registration Rights Agreement shall not be deemed amended.

     3. Like the Registration Rights Agreement itself, this Addendum shall be governed and construed in accordance with the laws of the State of New York.

     4. This Addendum constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supercedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with

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respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date first above written.


UUNET TECHNOLOGIES, INC.                EARTHLINK NETWORK, INC.:

/s/ David Foster                        /c/ C. Garry Betty
-----------------------                 ------------------------
 (Authorized Signature)                 (Authorized Signature)

David Foster                            C. Garry Betty
-----------------------                 ------------------------
 (Printed Name)                         (Printed Name)

V.P.                                    President and CEO
-----------------------                 ------------------------
 (Title)                                (Title)